Exhibit 10 (lxxvii)

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


     AMENDMENT dated as of March 26, 1997 to the Amended and Restated Credit Agreement dated as of June 4, 1996 (as heretofore amended, the "Credit Agreement") among NACCO MATERIALS HANDLING GROUP, INC. (the "Borrower"), the BANKS party thereto (the "Banks"), the CO-ARRANGERS and CO-AGENTS listed therein and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower desires to (i) amend the Credit Agreement to permit the Borrower and its Subsidiaries to sell accounts and/or notes receivable in securitization transactions and (ii) at the same time send an Extension Request to each Bank (which requires a waiver because such Extension Request will be sent more than 60 days before the next Extension Date); and

     WHEREAS, the undersigned Banks are willing to agree to such amendment and waiver;

         NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendments to Definitions. Section 1.1 of the Credit Agreement is amended as follows:

     (a) The following new definition is added in the appropriate alphabetical order:

                  "Permitted  Asset   Securitization"  means  a  sale  or  other
         disposition (whether in one or a series of transactions) by the Borrower and/or its Subsidiaries of accounts and/or notes receivable.

     (b) The definition of "Debt" is amended by replacing the proviso at the end of such definition with the following new proviso:


                   provided that the term "Debt" shall not include
         (x)obligations under the Tax Sharing Agreement or (y) obligations incurred inconnection with Permitted Asset Securitizations.

          (c) The definition of "Investment" is amended by inserting the following immediately before clause (x) thereof:

                   (w) any acquisition by the Borrower or any Subsidiary of any obligation of another Person in connection with a Permitted Asset Securitization,

         SECTION 3.  Negative Pledge.   Section 5.9 of the Credit Agreement is
amended by moving the word "and" at the end of clause (g) to the end of clause
(h) and adding the following new clause (i) immediately after clause (h):

                  (i) any Lien on accounts and/or notes receivable, cash or cash equivalents created pursuant to a Permitted Asset Securitization.

         SECTION 4. Outstanding Obligations. The following new Section 5.20 is added immediately after Section 5.19:

     SECTION 5.20. Outstanding Obligations. The Borrower will not permit the aggregate outstanding principal amount of (i) all notes, trust certificates and similar securities issued pursuant to Permitted Asset Securitizations by the Borrower and/or its Subsidiaries in the United States and held by parties other than the Borrower and its Subsidiaries and (ii) all Loans under this Agreement to exceed $350,000,000 at any time.

         SECTION 5. Waiver.  The undersigned  parties waive the  requirements of
Section 2.2 of the Credit Agreement to the extent (and only to the extent) required to permit the Borrower to send an Extension Request to each Bank more than 60 days before June 30, 1997, requesting that such Bank's Termination Date be extended from June 4, 2001 to June 4, 2002.

         SECTION 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment
Effective Date (as defined in Section 9 below) and (ii) no Default will have occurred and be continuing on such Amendment Effective Date.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              NACCO MATERIALS HANDLING GROUP, INC.



                              By: /s/ Jeffrey C. Mattern
                              Name: Jeffrey C. Mattern
                              Title: Treasurer


                              MORGAN GUARANTY TRUST
                                 COMPANY OF NEW YORK



                              By: /s/ Patricia P. Lunka
                              Name: Patricia P. Lunka
                              Title: Vice President



                              BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION


                              By: /s/ Maria Vickroy-Peralta
                              Name: Maria Vickroy-Peralta
                              Title: Vice President


                              CITIBANK, N.A.


                              By:   /s/ David L. Harris
                              Name:    David L. Harris
                              Title: VP


                              THE BANK OF NOVA SCOTIA


                              By:
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF
                               CHICAGO


                              By:
                              Name:
                              Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                              By:    /s/ Richard E. Stahl
                              Name:    Richard E. Stahl
                              Title: S.V.P. & Joint Gen. Mgr.


                              ROYAL BANK OF CANADA


                              By:
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Alison Amonette
                              Name: Alison Amonette
                              Title: Vice President

                              KEYBANK NATIONAL ASSOCIATION


                              By: /s/ Kevin McBride
                              Name: Kevin McBride
                              Title: Vice Prsident

                              UNITED STATES NATIONAL BANK OF OREGON


                              By: /s/ Chris J. Karlin
                              Name: Chris J. Karlin
                              Title: Vice President


                              WELLS FARGO BANK, N.A.


                              By:   /s/ Kathleen S. Barnes
                              Name:    Kathleen S. Barnes
                              Title: Vice President


                              BANK OF SCOTLAND


                              By: /s/ Annie Chin Tat
                              Name: Annie Chin Tat
                              Title: Vice President


                              THE CHASE MANHATTAN BANK
                              (formerly known as Chemical Bank)


                              By: /s/ Timothy J. Storms
                              Name: Timothy J. Storms
                              Title: Managing Director


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By:   /s/ Dean Balice
                              Name:    Dean Balice
                              Title: SVP/Branch Manager


                              MELLON BANK, N.A.


                              By: /s/ Mark F. Johnston
                              Name: Mark F. Johnston
                              Title: AVP


                              THE SUMITOMO BANK, LTD.


                              By: /s/ H. Iwami
                              Name: Hiroyuki Iwami
                              Title: Joint General Manager


                              ISTITUTO BANCARIO SAN PAOLO
                                 DI TORINO S.P.A.

                               By: /s/ Carlo Persico /s/ William J. DeAngelo
                               Name: Carlo Persico   William J.DeAngelo
                               Title:Deputy General        FVP
                                       Manager